SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE

SECURITIES AND EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): August 15, 2003

American Mortgage Acceptance Company

(Exact Name of Registrant as Specified in Charter)

Massachusetts

(State or other Jurisdiction of Incorporation)

0-23972	13-6972380
(Commission File Number)	(IRS Employer Identification Number)

625 Madison Avenue, New York, NY 10022

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (212) 421-5333

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Item 7.	Financial Statements, Pro Forma Financial Information and Exhibits

(a).	Financial Statements

Not Applicable

(b).	Pro Forma Financial Information

Not Applicable

(c).	Exhibits

99.1	Second quarter ended June 30, 2003 Unaudited Supplemental Operating and Financial Data

Item 12.	Results of Operations and Financial Condition

For the quarter ended June 30, 2003, American Mortgage Acceptance Company (“AMAC”) hereby makes available unaudited supplemental data regarding its operations, a copy of which is attached to this Current Report on Form 8-K as Exhibit 99.1.

The information included in this Current Report, including the information included in Exhibit 99.1 attached hereto, is intended to be furnished pursuant to “Item 12. Results of Operations and Financial Condition” and not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended (“Securities Act”) or the Exchange Act, or otherwise subject to the liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

American Mortgage Acceptance Company
(Registrant)

BY:	/S/ STUART J. BOESKY

Stuart J. Boesky
Chief Executive Officer

August 15, 2003